MORGAN STANLEY
Financial Supplement - 1Q 2009 (1)
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3 - 4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6 - 7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11 - 12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Quarterly Consolidated Assets Under Management or Supervision
14	…………….	Institutional Securities Subprime Analysis
15	…………….	Institutional Securities Non-Subprime Residential Mortgage Analysis
16	…………….	Institutional Securities CMBS and Commercial Whole Loan Analysis
17	…………….	Real Estate Analysis
18	…………….	Earnings Per Share Appendix
19	…………….	December 2008 Stub Month Income Statement Information
20	…………….	Legal Notice

(1)	1Q 2009 reflects the calendar quarter ended March 31, 2009. In December 2008, the Board of Directors approved a change in the Firm's fiscal year end from November 30th to December 31st of each year. As a result of this change, the Company had a December 2008 fiscal month transition stub period, the results of which are presented separately on page 19 of this financial supplement. The results for this one month transition period are included in the following statements in the results for the quarter ended December 31, 2008. The results for all quarters in 2008 have been recasted on a calendar basis.

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08
Net revenues
Institutional Securities (1)	$5,051	$4,725	$16,884	$(13,691)	$1,696	(66%)	112%
Global Wealth Management Group	2,333	1,695	1,582	1,277	1,299	(44%)	2%
Asset Management	574	584	452	(361)	72	(87%)	120%
Intersegment Eliminations	(41)	(41)	(63)	(50)	(25)	39%	50%
Consolidated net revenues	$7,917	$6,963	$18,855	$(12,825)	$3,042	(62%)	124%

Income / (loss) applicable to Morgan Stanley (2)
Institutional Securities	$890	$1,103	$8,348	$(10,078)	$167	(81%)	102%
Global Wealth Management Group	593	172	12	(54)	73	(88%)	*
Asset Management	(72)	(135)	(211)	(723)	(418)	*	42%
Intersegment Eliminations	2	3	2	2	1	(50%)	(50%)
Consolidated income / (loss) applicable to Morgan Stanley	$1,413	$1,143	$8,151	$(10,853)	$(177)	(113%)	98%
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,311	$1,062	$7,684	$(11,348)	$(578)	(144%)	95%

Earnings per basic share: (3)
Income from continuing operations	$1.27	$1.02	$7.38	$(11.25)	$(0.57)	(145%)	95%
Discontinued operations	$-	$-	$-	$(0.10)	$-	--	*
Earnings per basic share	$1.27	$1.02	$7.38	$(11.35)	$(0.57)	(145%)	95%

Earnings per diluted share: (3)
Income from continuing operations	$1.26	$1.02	$7.38	$(11.25)	$(0.57)	(145%)	95%
Discontinued operations	$-	$-	$-	$(0.10)	$-	--	*
Earnings per diluted share	$1.26	$1.02	$7.38	$(11.35)	$(0.57)	(145%)	95%

Return on average common equity
from continuing operations	17.6%	13.6%	*	*	*
Return on average common equity	17.6%	13.6%	*	*	*

(1)
Results for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008 and Mar 31, 2009 include positive / (negative) revenues of $1.8 billion, $(0.2) billion, $9.0 billion, $(5.7) billion and $(1.5) billion, respectively, related to the movement in Morgan Stanley's credit spreads on certain long term debt.

(2)	Represents consolidated income / (loss) from continuing operations applicable to Morgan Stanley before gain / (loss) from discontinued operations.
(3)
Effective January 1, 2009, the Company adopted FASB Staff Position Emerging Issues Task Force ("FSP EITF 03-6-1"), "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities".  Prior periods earnings per basic and diluted shares have been restated. Earnings per basic share have been reduced by $0.08, $0.07, $0.44 and $0.02 for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008 and Dec 31, 2008, respectively, and earnings per diluted share have been reduced by $0.06, $0.04, $0.36 and $0.02 for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008 and Dec 31, 2008, respectively.

Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08
Revenues:
Investment banking	$971	$1,288	$1,025	$648	$886	(9%)	37%
Principal transactions:
Trading	2,793	2,094	13,180	(15,401)	1,091	(61%)	107%
Investments	(516)	(308)	(733)	(2,851)	(1,272)	(147%)	55%
Commissions	1,265	1,116	1,107	858	772	(39%)	(10%)
Asset management, distribution and admin. fees	1,473	1,473	1,379	1,129	984	(33%)	(13%)
Other	1,015	1,173	2,132	1,908	432	(57%)	(77%)
Total non-interest revenues	7,001	6,836	18,090	(13,709)	2,893	(59%)	121%

Interest and dividends	12,712	9,200	9,627	4,769	2,769	(78%)	(42%)
Interest expense	11,796	9,073	8,862	3,885	2,620	(78%)	(33%)
Net interest	916	127	765	884	149	(84%)	(83%)
Net revenues	7,917	6,963	18,855	(12,825)	3,042	(62%)	124%

Non-interest expenses:
Compensation and benefits	3,843	3,155	5,103	(635)	2,082	(46%)	*

Non-compensation expenses:
Occupancy and equipment	292	331	323	440	342	17%	(22%)
Brokerage, clearing and exchange fees	470	421	394	353	269	(43%)	(24%)
Information processing and communications	311	307	305	320	296	(5%)	(8%)
Marketing and business development	197	197	168	195	118	(40%)	(39%)
Professional services	369	506	421	523	326	(12%)	(38%)
Other	397	398	705	1,706	494	24%	(71%)
Total non-compensation expenses	2,036	2,160	2,316	3,537	1,845	(9%)	(48%)

Total non-interest expenses	5,879	5,315	7,419	2,902	3,927	(33%)	35%

Income / (loss) from continuing operations before taxes	2,038	1,648	11,436	(15,727)	(885)	(143%)	94%
Income tax provision / (benefit) from continuing operations	606	489	3,265	(4,889)	(695)	*	86%
Income / (loss) from continuing operations	1,432	1,159	8,171	(10,838)	(190)	(113%)	98%
Gain / (loss) from discontinued operations after tax	0	0	0	(100)	0	--	*
Net income / (loss)	$1,432	$1,159	$8,171	$(10,938)	$(190)	(113%)	98%
Net income / (loss) applicable to non-controlling interests (1)	19	16	20	15	(13)	(168%)	(187%)
Net income / (loss) applicable to Morgan Stanley	1,413	1,143	8,151	(10,953)	(177)	(113%)	98%
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,311	$1,062	$7,684	$(11,348)	$(578)	(144%)	95%

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	1,413	1,143	8,151	(10,853)	(177)	(113%)	98%
Gain / (loss) from discontinued operations after tax	0	0	0	(100)	0	--	*
Net income / (loss) applicable to Morgan Stanley	$1,413	$1,143	$8,151	$(10,953)	$(177)	(113%)	98%

Pre-tax profit margin	26%	24%	61%	*	*
Compensation and benefits as a % of net revenues	49%	45%	27%	*	68%
Non-compensation expenses as a % of net revenues	26%	31%	12%	*	61%

Effective tax rate (2)	29.7%	29.7%	28.6%	31.1%	78.5%

(1)	Effective January 1, 2009, the Company adopted SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements" which requires retrospective application to prior periods.
(2)	The effective tax rate for the quarter ended Mar 31, 2009 includes an additional tax benefit resulting from the anticipated repatriation of non-U.S. earnings at lower than previously estimated tax rates. Excluding this benefit, the effective tax rate is 41.1%.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data (1)
(unaudited)

Quarter Ended	Percentage Change From:
Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08
Morgan Stanley

Regional revenue (2)
Americas	$2,561	$4,661	$9,203	$(5,617)	$2,722	6%	148%
EMEA (Europe, Middle East, Africa)	4,137	1,367	8,414	(5,936)	70	(98%)	101%
Asia	1,219	935	1,238	(1,272)	250	(79%)	120%
Consolidated net revenues	$7,917	$6,963	$18,855	$(12,825)	$3,042	(62%)	124%

Worldwide employees	46,768	46,844	47,102	46,430	44,241	(5%)	(5%)
Total assets	$1,131,649	$1,097,770	$943,026	$676,764	$626,264	(45%)	(7%)
Firmwide Deposits	35,881	35,274	34,380	51,355	59,922	67%	17%

Common equity	32,877	34,153	40,492	29,585	29,552	(10%)	--
Preferred equity	1,100	1,100	1,100	19,168	19,208	*	--
Morgan Stanley shareholders' equity	33,977	35,253	41,592	48,753	48,760	44%	--
Junior subordinated debt issued to capital trusts	10,491	10,389	9,753	10,312	10,436	(1%)	1%
Less: Goodwill and intangible assets (3)	(3,665)	(3,571)	(3,738)	(2,978)	(2,915)	20%	2%
Tangible Morgan Stanley shareholders' equity (4)	$40,803	$42,071	$47,607	$56,087	$56,281	38%	--
Tangible common equity (5)	$29,212	$30,582	$36,754	$26,607	$26,637	(9%)	--
Leverage Ratio (6)	27.7	x	26.1	x	19.8	x	12.1	x	11.1	x
Tangible common equity / Tangible assets (7)	2.6%	2.8%	3.9%	3.9%	4.3%
Aggregate trading and non-trading Value-at-Risk (pre-tax) (8)	$105	$116	$126	$129	$142

Average common shares outstanding
Basic	1,034,342,428	1,041,178,821	1,040,887,906	1,000,194,024	1,011,741,210
Diluted	1,039,026,879	1,044,720,912	1,041,677,018	1,000,194,024	1,011,741,210
Period end common shares outstanding	1,107,158,003	1,109,013,816	1,061,983,111	1,074,497,565	1,081,607,788

Book value per common share (9)	$29.70	$30.80	$38.13	$27.53	$27.32	(8%)	(1%)
Tangible Book value per common share (10)	$26.39	$27.58	$34.61	$24.76	$24.63	(7%)	(1%)

(1)	All data presented in millions except ratios, sharecount, book values and number of employees.
(2)
Reflects the regional view of the Company's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.

(3)
Goodwill and intangibles exclude mortgage servicing rights balances for quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008 and Mar 31, 2009 of $373 million, $330 million, $261 million, $184 million and $160 million, respectively.

(4)	Excludes non-controlling interests.
(5)	Tangible common equity equals common equity less goodwill and intangible assets excluding mortgage servicing rights.
(6)	Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
(7)
Tangible common equity / Tangible assets equals tangible common equity divided by tangible assets. Tangible assets are equal to total assets less goodwill and intangibles, excluding mortgage servicing rights.

(8)
Represents average daily 95% / one day value-at-risk ("VaR"). Includes non-trading VaR for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008 and Mar 31, 2009 of $36 million, $53 million, $76 million, $66 million and $83 million, respectively. See page 6 for trading VaR.

(9)	Book value per common share equals common equity divided by period end common shares outstanding.
(10)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended
	Mar 31, 2009
	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$23.7	$21.1	2%

Global Wealth Management Group	1.7	1.3	20%

Asset Management	3.4	3.2	*

Unallocated capital	19.2	4.1

Firm	$48.0	$29.7	*

	Quarter Ended
	Mar 31, 2008			June 30, 2008			Sept 30, 2008			Dec 31, 2008
	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$27.8	$24.3	14%	$26.0	$22.7	19%	$24.3	$23.0	*	$23.8	$22.3	*

Global Wealth Management Group	1.6	1.5	*	1.7	1.4	48%	1.8	1.5	3%	1.9	1.4	*

Asset Management	3.2	3.6	*	3.5	3.7	*	4.2	4.2	*	3.8	3.8	*

Unallocated capital	2.5	2.5		5.5	5.5		7.4	7.4		18.4	6.7

Firm	$35.1	$31.9	18%	$36.7	$33.3	14%	$37.7	$36.1	*	$47.9	$34.2	*

(1)
The Company’s economic capital framework estimates the amount of equity capital required to support the businesses over a wide range of market environments while simultaneously satisfying regulatory, rating agency and investor requirements. Economic capital is assigned to each segment based on a regulatory capital framework plus additional capital for stress losses. Economic capital requirements are met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments and deductions of certain goodwill, intangible assets, net deferred tax assets and debt valuation adjustments), subject to regulatory limits. The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate improvements in modeling techniques.

Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08
Revenues:
Investment banking	$842	$1,096	$936	$611	$812	(4%)	33%
Principal transactions:
Trading	2,668	2,005	12,973	(15,280)	846	(68%)	106%
Investments	(272)	(145)	(390)	(1,853)	(791)	(191%)	57%
Commissions	916	772	785	540	512	(44%)	(5%)
Asset management, distribution and admin. fees	35	34	34	44	26	(26%)	(41%)
Other	160	1,051	1,928	1,552	286	79%	(82%)
Total non-interest revenues	4,349	4,813	16,266	(14,386)	1,691	(61%)	112%

Interest and dividends	12,423	8,873	9,261	4,427	2,540	(80%)	(43%)
Interest expense	11,721	8,961	8,643	3,732	2,535	(78%)	(32%)
Net interest	702	(88)	618	695	5	(99%)	(99%)
Net revenues	5,051	4,725	16,884	(13,691)	1,696	(66%)	112%

Total non-interest expenses	3,873	3,137	5,157	811	2,130	(45%)	163%

Income / (loss) from continuing operations before taxes (2)	1,178	1,588	11,727	(14,502)	(434)	(137%)	97%
Income tax provision / (benefit) from continuing operations	288	485	3,379	(4,424)	(601)	*	86%

Income / (loss) from continuing operations applicable to Morgan Stanley	$890	$1,103	$8,348	$(10,078)	$167	(81%)	102%

Return on average common equity (3)	14%	19%	*	*	2%
Pre-tax profit margin (4)	23%	34%	70%	*	*

(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value.  The related investment asset balance for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008 and Mar 31, 2009 are $10.4 billion, $10.1 billion, $9.5 billion, $6.5 billion and $6.3 billion, respectively.

(2)	Includes income / (loss) applicable to non-controlling interests for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008 and Mar 31, 2009 of $19 million, $16 million, $20 million, $15 million and $(13) million, respectively.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income / (loss) from continuing operations before taxes, as a % of net revenues.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08		1Q09 vs. 4Q08

Investment Banking
Advisory revenue	$401	$380	$500	$367	$411	2%		12%
Underwriting revenue
Equity	191	460	193	136	155	(19%)		14%
Fixed income	250	256	243	108	246	(2%)		128%
Total underwriting revenue	$441	$716	$436	$244	$401	(9%)		64%

Total investment banking revenue	$842	$1,096	$936	$611	$812	(4	% )	33%

Sales & Trading (1)
Equity	$3,414	$2,228	$6,031	$(2,648)	$877	(74%)		133%
Fixed income	2,422	678	8,847	(9,910)	1,294	(47	% )	113%
Other	(1,550)	(217)	(502)	(1,487)	(808)	48%		46%
Total sales & trading net revenue	$4,286	$2,689	$14,376	$(14,045)	$1,363	(68%)		110%

Average Daily 95%/One-Day Value-at-Risk ("VaR") (2)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$65	$64	$71	$95	$107
Equity price	$36	$41	$35	$23	$19
Foreign exchange rate	$29	$25	$23	$17	$12
Commodity price	$39	$38	$33	$27	$26

Trading VaR	$99	$100	$96	$105	$115

(1)
Includes principal transactions trading, commissions and net interest revenue.  Other sales and trading net revenue primarily includes net losses from the mark-to-market of loans and closed and pipeline commitments and related hedges, and results related to Investment Banking and other activities.

(2)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2008.

See page 3 for Aggregate and Non-Trading VaR.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending (1)
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08

Corporate funded loans
Investment grade	$14.7	$10.6	$9.2	$7.4	$7.1	(52%)	(4%)
Non-investment grade	10.2	8.4	11.2	9.4	9.7	(5%)	3%
Total corporate funded loans	$24.9	$19.0	$20.4	$16.8	$16.8	(33%)	--

Corporate lending commitments
Investment grade	$43.4	$41.6	$37.3	$36.9	$34.9	(20%)	(5%)
Non-investment grade	14.9	13.3	8.0	7.0	5.9	(60%)	(16%)
Total corporate lending commitments	$58.3	$54.9	$45.3	$43.9	$40.8	(30%)	(7%)

Corporate funded loans plus lending commitments
Investment grade	$58.1	$52.2	$46.5	$44.3	$42.0	(28%)	(5%)
Non-investment grade (2)	$25.1	$21.7	$19.2	$16.4	$15.6	(38%)	(5%)

% investment grade	70%	71%	71%	73%	73%
% non-investment grade	30%	29%	29%	27%	27%

Total corporate funded loans and lending commitments	$83.2	$73.9	$65.7	$60.7	$57.6	(31%)	(5%)
Hedges (3)	$33.3	$29.3	$31.5	$35.7	$34.1	2%	(4%)

(1)
In connection with certain of its Institutional Securities business activities, the Company provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities. For a further discussion of this activity, see the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2008.

(2)
For the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, and Mar 31, 2009, the leveraged acquisition finance portfolio of pipeline commitments and closed deals were $14.8 billion, $11.6 billion, $6.9 billion, $5.0 billion and $4.2 billion, respectively.

(3)	Includes the notional amount of both internal and external hedges utilized by the lending business.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08
Revenues:
Investment banking	$110	$159	$82	$67	$61	(45%)	(9%)
Principal transactions:
Trading	189	195	186	47	246	30%	*
Investments	(5)	(1)	(16)	(36)	(14)	(180%)	61%
Commissions	355	348	342	334	262	(26%)	(22%)
Asset management, distribution and admin. fees	691	684	690	586	511	(26%)	(13%)
Other	775	67	34	93	46	(94%)	(51%)
Total non-interest revenues	2,115	1,452	1,318	1,091	1,112	(47%)	2%

Interest and dividends	294	321	343	237	226	(23%)	(5%)
Interest expense	76	78	79	51	39	(49%)	(24%)
Net interest	218	243	264	186	187	(14%)	1%
Net revenues	2,333	1,695	1,582	1,277	1,299	(44%)	2%

Total non-interest expenses	1,384	1,423	1,583	1,328	1,180	(15%)	(11%)

Income / (loss) from continuing operations before taxes	949	272	(1)	(51)	119	(87%)	*
Income tax provision / (benefit) from continuing operations	356	100	(13)	3	46	(87%)	*
Income / (loss) from continuing operations applicable
to Morgan Stanley	$593	$172	$12	$(54)	$73	(88%)	*

Return on average common equity (1)	*	48%	3%	*	20%
Pre-tax profit margin (2)	41%	16%	*	*	9%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income / (loss) from continuing operations before taxes, as a % of net revenues.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08

Global representatives	8,271	8,343	8,588	8,356	8,148	(1%)	(2%)

Annualized revenue per global
representative (thousands) (1)	$772	$809	$750	$603	$630	(18%)	4%

Assets by client segment (billions)
$10m or more	223	221	192	155	148	(34%)	(5%)
$1m - $10m	258	262	238	196	187	(28%)	(5%)
Subtotal - > $1m	481	483	430	351	335	(30%)	(5%)
$100k - $1m	173	172	167	155	147	(15%)	(5%)
< $100k	22	22	22	22	21	(5%)	(5%)
Client assets excluding corporate / other	676	677	619	528	503	(26%)	(5%)
Corporate / other	30	30	28	22	22	(27%)	--
Total client assets (billions)	$706	$707	$647	$550	$525	(26%)	(5%)

% of assets by client segment > $1m (2)	71%	71%	69%	66%	67%

Fee-based client account assets (billions) (3)	$184	$187	$169	$138	$124	(33%)	(10%)
Fee-based assets as a % of client assets	26%	26%	26%	25%	24%

Bank deposit program (millions)	$33,418	$34,467	$33,791	$38,771	$46,796	40%	21%

Client assets per global
representative (millions) (4)	$85	$85	$75	$66	$64	(25%)	(3%)

Domestic retail net new assets (billions) (5)	$8.4	$16.2	$8.3	$(7.4)	$3.0	(64%)	141%

Domestic retail locations	449	460	462	464	465	4%	--

(1)	Annualized revenue divided by average global representative headcount.
(2)	Excludes corporate / other assets.
(3)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)	Total client assets divided by period end global representative headcount.
(5)	Represents net new assets in the U.S. broad-based branch system.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08
Revenues:
Investment banking	$26	$39	$17	$(24)	$13	(50%)	154%
Principal transactions:
Trading	(62)	(104)	23	(165)	(1)	98%	99%
Investments	(239)	(162)	(327)	(962)	(467)	(95%)	51%
Commissions	4	4	3	3	2	(50%)	(33%)
Asset management, distribution and admin. fees	790	796	699	537	487	(38%)	(9%)
Other	74	55	171	265	101	36%	(62%)
Total non-interest revenues	593	628	586	(346)	135	(77%)	139%

Interest and dividends	6	17	35	111	9	50%	(92%)
Interest expense	25	61	169	126	72	188%	(43%)
Net interest	(19)	(44)	(134)	(15)	(63)	*	*
Net revenues	574	584	452	(361)	72	(87%)	120%

Total non-interest expenses	686	816	765	831	631	(8%)	(24%)

Income / (loss) from continuing operations before taxes	(112)	(232)	(313)	(1,192)	(559)	*	53%
Income tax provision / (benefit) from continuing operations	(40)	(97)	(102)	(469)	(141)	*	70%

Income / (loss) from continuing operations applicable to Morgan Stanley	$(72)	$(135)	$(211)	$(723)	$(418)	*	42%

Return on average common equity (2)	*	*	*	*	*
Pre-tax profit margin (3)	*	*	*	*	*

(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments.  The related investment asset balance for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008 and Mar 31, 2009 are $4.5 billion, $5.3 billion, $4.8 billion, $3.6 billion and $3.0 billion, respectively.

(2)	Refer to page 4 for the allocation of average common equity.
(3)	Income / (loss) from continuing operations before taxes, as a % of net revenues.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08

Assets under management or supervision

Net flows by distribution channel
Morgan Stanley Retail & Intermediary	$-	$(1.5)	$(3.3)	$(7.3)	$(2.3)	*	68%
Van Kampen Retail & Intermediary	(2.6)	(1.9)	(4.9)	(4.7)	(2.1)	19%	55%
Retail money markets	2.7	0.4	(5.0)	(1.7)	(4.3)	*	*
Total Americas Retail	0.1	(3.0)	(13.2)	(13.7)	(8.7)	*	36%
U.S. Institutional	1.8	(0.5)	(3.9)	(6.6)	(3.7)	*	44%
Institutional money markets	8.9	12.4	(33.7)	(1.7)	(5.1)	*	*
Non-U.S.	0.1	1.0	0.0	(2.9)	(3.0)	*	(3%)
Total net flows	$10.9	$9.9	$(50.8)	$(24.9)	$(20.5)	*	18%

Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$74	$72	$61	$45	$41	(45%)	(9%)
Van Kampen Retail & Intermediary	133	127	112	85	77	(42%)	(9%)
Retail money markets	35	35	31	29	25	(29%)	(14%)
Total Americas Retail	242	234	204	159	143	(41%)	(10%)
U.S. Institutional	123	123	107	89	74	(40%)	(17%)
Institutional money markets	77	89	55	53	47	(39%)	(11%)
Non-U.S.	126	125	110	97	87	(31%)	(10%)
Total assets under management or supervision	$568	$571	$476	$398	$351	(38%)	(12%)
Share of minority interest assets (1)	7	8	7	6	5	(29%)	(17%)
Total	$575	$579	$483	$404	$356	(38%)	(12%)

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08

Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$(8.4)	$(5.2)	$(6.2)	$(4.3)	$(1.9)	77%	56%
Fixed income	11.8	12.0	(44.0)	(16.0)	(14.0)	*	13%
Alternatives (1)	6.7	2.0	(0.4)	(4.5)	(4.3)	*	4%
Unit trusts	0.0	0.0	(0.6)	(0.8)	0.4	*	*
Total Core Asset Management	10.1	8.8	(51.2)	(25.6)	(19.8)	*	23%

Merchant Banking
Private Equity	0.0	(0.1)	(0.1)	1.0	(0.3)	*	(130%)
Infrastructure	0.6	0.9	0.0	0.0	0.0	*	--
Real Estate	0.2	0.3	0.5	(0.3)	(0.4)	*	(33%)
Total Merchant Banking	0.8	1.1	0.4	0.7	(0.7)	*	*
Total net flows	$10.9	$9.9	$(50.8)	$(24.9)	$(20.5)	*	18%

Assets under management or supervision by asset class
Core Asset Management
Equity	$226	$216	$181	$139	$125	(45%)	(10%)
Fixed income	213	225	175	158	144	(32%)	(9%)
Alternatives (1)	72	72	67	50	42	(42%)	(16%)
Unit trusts	14	13	11	9	8	(43%)	(11%)
Total Core Asset Management	525	526	434	356	319	(39%)	(10%)

Merchant Banking
Private Equity	3	3	3	4	4	33%	--
Infrastructure	3	4	4	4	4	33%	--
Real Estate	37	38	35	34	24	(35%)	(29%)
Total Merchant Banking	43	45	42	42	32	(26%)	(24%)
Total Assets Under Management/Supervision	$568	$571	$476	$398	$351	(38%)	(12%)
Share of minority interest assets (2)	7	8	7	6	5	(29%)	(17%)
Total	$575	$579	$483	$404	$356	(38%)	(12%)

(1)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
(2)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended					Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	1Q09 vs. 1Q08	1Q09 vs. 4Q08

Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$74	$72	$61	$45	$41	(45%)	(9%)
Van Kampen Retail & Intermediary	133	127	112	85	77	(42%)	(9%)
Retail money markets	35	35	31	29	25	(29%)	(14%)
Total Americas Retail	$242	$234	$204	$159	$143	(41%)	(10%)
U.S. Institutional	123	123	107	89	74	(40%)	(17%)
Institutional money markets	77	89	55	53	47	(39%)	(11%)
Non-U.S.	126	125	110	97	87	(31%)	(10%)
Sub-total assets under management or supervision	$568	$571	$476	$398	$351	(38%)	(12%)

Global Wealth Management Group	164	168	154	129	119	(27%)	(8%)
Total assets under management or supervision	$732	$739	$630	$527	$470	(36%)	(11%)
Share of minority interest assets (1)	7	8	7	6	5	(29%)	(17%)
Total	$739	$747	$637	$533	$475	(36%)	(11%)

Consolidated assets under management or supervision by asset class
Equity	$307	$300	$254	$197	$177	(42%)	(10%)
Fixed income	244	258	208	189	175	(28%)	(7%)
Alternatives (2)	72	72	67	50	42	(42%)	(16%)
Private Equity	3	3	3	4	4	33%	--
Infrastructure	3	4	4	4	4	33%	--
Real Estate	37	38	35	34	24	(35%)	(29%)
Sub-total	666	675	571	478	426	(36%)	(11%)
Unit trusts	14	13	11	9	8	(43%)	(11%)
Other (3)	52	51	48	40	36	(31%)	(10%)
Total assets under management or supervision	$732	$739	$630	$527	$470	(36%)	(11%)
Share of minority interest assets (1)	7	8	7	6	5	(29%)	(17%)
Total	$739	$747	$637	$533	$475	(36%)	(11%)

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
(3)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Prior periods have been recasted on a calendar basis. See note (1) on Table of Contents page.
Refer to Legal Notice page 20.

This page represents an addendum to the 1Q 2009 Financial Supplement.
MORGAN STANLEY
Institutional Securities - U.S. Subprime Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition (2)		Twelve Months Ended	Three Months Ended	Net Exposure (1)
	Dec 31, 2008	Mar 31, 2009	Dec 31, 2008	Mar 31, 2009	Dec 31, 2008	Mar 31, 2009

ABS CDO Super Senior Mezzanine	$(3.4)	$(0.9)	$(1.7)	$(0.1)	$(0.1)	$0.0
ABS Bonds (3)	3.4	2.4	(2.5)	(0.2)	3.4	2.4
ABS Loans	0.2	0.1	(0.2)	0.0	0.2	0.1
ABS Swaps (4)	11.3	8.9	3.4	0.0	(1.6)	(1.4)
Total ABS Subprime Exposure	$11.5	$10.5	$(1.0)	$(0.3)	$1.9	$1.1

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time.  The value of these positions remains subject to mark-to-market volatility. Positive amounts indicate potential loss (long position) in a default scenario.  Negative amounts indicate potential gain (short position) in a default scenario.

(2)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(3)
Includes subprime securities held by the investment portfolios of Morgan Stanley Bank N.A. and Morgan Stanley Trust FSB (collectively, the "Subsidiary Banks"). The securities in the Subsidiary Banks' portfolios are part of the Company's overall Treasury liquidity management portfolio. The market value of the Subsidiary Banks' subprime-related securities, most of which are investment grade-rated residential mortgage-backed securities, was $1.8 billion at March 31, 2009 and $2.5 billion at December 31, 2008. For the three months ended March 31, 2009, these positions incurred losses of $0.3 billion. For the twelve months ended December 31, 2008, these positions incurred losses of $0.8 billion.

(4)	Represents both hedges and directional positioning. At March 31, 2009, these positions include ABS and ABS CDO credit default swaps.
Note:	Refer to Legal Notice page 20.

This page represents an addendum to the 1Q 2009 Financial Supplement.
MORGAN STANLEY
Institutional Securities - Non-Subprime Residential Mortgage Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition (5)		Twelve Months Ended	Three Months Ended	Net Exposure (1) (6)
	Dec 31, 2008	Mar 31, 2009	Dec 31, 2008	Mar 31, 2009	Dec 31, 2008	Mar 31, 2009

Residential Loans (2)	$3.2	$3.0	$(0.1)	$(0.1)	$3.2	$3.0
RMBS Bonds (2)	2.0	1.4	(2.2)	0.0	2.0	1.4
RMBS Backed Warehouse Lines	0.1	0.1	0.0	0.0	0.1	0.1
RMBS Swaps (3)	0.0	0.3	(0.2)	(0.1)	(0.4)	(0.5)
Other Secured Financings (4)	2.7	2.6	0.0	0.0	0.0	0.0
Total Residential Non-Subprime	$8.0	$7.4	$(2.5)	$(0.2)	$4.9	$4.0

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time.  The value of these positions remains subject to mark-to-market volatility.  Positive amounts indicate potential loss (long position) in a default scenario.  Negative amounts indicate potential gain (short position) in a default scenario.

(2)	Gross and Net Exposure on Residential Loans and RMBS Bonds was split 50% Alt-A/Near prime and 50% prime underlying collateral at March 31, 2009.
Gross and Net Exposure of U.S. Alt-A Residential Loans and Bonds was $1.2 billion at March 31, 2009.
(3)	Represents both hedges and directional positioning. At March 31, 2009, these positions include credit default and super senior CDO swaps.
(4)
Represents assets recorded under certain provisions of SFAS 140 and FASB Interpretation 46R that function as collateral for an offsetting amount of non-recourse debt to third parties.  Any retained interests in these transactions are reflected in RMBS Bonds.

(5)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(6)	Regional distribution of Net Exposure was 52% U.S., 35% Europe and 13% Asia at March 31, 2009.
Note:	Refer to Legal Notice page 20.

This page represents an addendum to the 1Q 2009 Financial Supplement.
MORGAN STANLEY
Institutional Securities - CMBS and Commercial Whole Loan Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition (6)		Twelve Months Ended	Three Months Ended	Net Exposure (1)
	Dec 31, 2008	Mar 31, 2009	Dec 31, 2008	Mar 31, 2009	Dec 31, 2008	Mar 31, 2009

CMBS Bonds	$4.5	$3.9	$(1.6)	$(0.5)	$4.5	$3.9
CMBS Backed Warehouse Lines (2)	1.1	0.8	0.0	(0.1)	1.6	1.2
Commercial Loans (2) (3)	3.3	2.9	(0.4)	(0.3)	3.6	3.1
CMBS Swaps (4)	4.7	7.1	2.6	1.5	(6.3)	(4.2)
Other Secured Financing (5)	3.3	2.5	0.0	0.0	0.0	0.0
Total CMBS / Commercial Whole Loan Net Exposure (7)	$16.9	$17.2	$0.6	$0.6	$3.4	$4.0

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time.  The value of these positions remains subject to mark-to-market volatility.  Positive amounts indicate potential loss (long position) in a default scenario.  Negative amounts indicate potential gain (short position) in a default scenario.

(2)	Includes unfunded loan commitments.
(3)	Composition of Commercial Loans was 68% Senior and 32% Mezzanine at March 31, 2009.
(4)	Represents both hedges and directional positioning. At March 31, 2009, these positions include credit default, super senior CDO, index, and total rate-of-return swaps.
(5)
Represents assets recorded under certain provisions of SFAS 140 and FASB Interpretation 46R that function as collateral for an offsetting amount of non-recourse debt to third parties.  Any retained interests in these transactions are reflected in CMBS Bonds.

(6)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(7)	Regional distribution of the long positions (i.e. CMBS Bonds, Commercial Loans and Warehouse Lines) Net Exposure was 56% U.S., 20% Europe and 24% Asia at March 31, 2009.
Note:	Refer to Legal Notice page 20.

This page represents an addendum to the 1Q 2009 Financial Supplement.
MORGAN STANLEY
Real Estate Analysis
(unaudited, dollars in billions)
			Profit / (Loss)
	Statement of Financial Condition		Twelve Months Ended	Three Months Ended
	Dec 31, 2008	Mar 31, 2009	Dec 31, 2008	Mar 31, 2009
Crescent and Other Consolidated Interests (1) (2) (3)	$3.8	$3.7	$(0.8)	$(0.3)
Real Estate Funds	1.0	1.0	(1.6)	(0.6)
Real Estate Bridge Financing	0.2	0.1	(0.1)	(0.1)
Infrastructure Fund	0.1	0.1	0.0	0.0
Total Real Estate Investments (4)(5)	$5.1	$4.9	$(2.5)	$(1.0)

(1)	Represents gross investment assets of consolidated subsidiaries which are subject to non-recourse debt of $2.5 billion provided by third party lenders.
(2)	Consolidated statement of income amounts directly related to investments held by consolidated subsidiaries are condensed in this presentation and include principal transactions, net operating revenues and expenses and impairment charges.
(3)
At March 31, 2009, certain of the Company's subsidiaries were in default under third party real estate financings that are generally non-recourse (subject to limited guarantees) due to a breach of certain non-monetary covenants. Limited waivers of those covenants have been obtained from the lenders for the period effective March 31, 2009 and continuing through May 31, 2009.

(4)
The Company has contractual capital commitments, guarantees and counterparty arrangements with respect to these investments of $1.9 billion at March 31, 2009.  Additionally, the terms of an unsecured operating capital facility of $0.2 billion is being discussed with one of the Funds.

(5)	These balances exclude investments that benefit certain deferred compensation and employee co-investment plans.
Note:	Refer to Legal Notice page 20.

This page represents an addendum to the 1Q 2009 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share (1)
(unaudited, in millions, except for per share data)

Three Months Ended
Mar 31, 2009

Basic Earnings Per Share
Income from continuing operations applicable to Morgan Stanley	$(177)
Gain / (loss) from discontinued operations after tax	0
Net Income / (loss) applicable to Morgan Stanley	$(177)
Less: Preferred Dividends (Series A)	(11)
Less: Preferred Dividends (Series B – Mitsubishi)	(196)
Less: Preferred Dividends (Series C – Mitsubishi)	(29)
Less: Preferred Dividends (Series D - Capital Purchase Program)	(125)
Less: Amortization of Issuance Discount for
Series D Preferred Stock	(40)
Less: Allocation of Earnings to:
CIC Equity Units (2)	0
Unvested Restricted Stock Units (3)	0
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(578)
Weighted average common shares outstanding	1,012
Earnings per basic common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.57)
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$-
Earnings per basic common share	$(0.57)

Diluted Earnings Per Share
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(578)
Income impact of assumed conversions:
Preferred stock dividends	0
Income / (loss) available to common shareholders plus assumed conversions	$(578)

Weighted average common shares outstanding	1,012
Effect of dilutive securities:
Stock options	0
Series B Preferred Stock	0
Capital Purchase Program Warrants	0
CIC Equity Units	0
Weighted average common shares outstanding and common stock equivalents	1,012

Earnings per diluted common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.57)
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$-
Earnings per diluted common share	$(0.57)

(1)
The Company calculates earnings per share using the two-class method in accordance with Emerging Issues Task Force (EITF) No. 03-6, "Participating Securities and the Two-Class Method under FASB Statement No. 128, Earnings per Share".   For further discussion of the Company's earnings per share calculations see Note 2 to the consolidated financial statements for the fiscal year ended November 30, 2008 in the Company's Annual Report on Form 10-K.

(2)
Undistributed earnings are allocated to the CIC Equity Units in the basic earnings per share calculation using the two-class method which assumes all earnings of the Company are distributed. For purposes of the earnings per share calculation, the CIC Equity Units do not share in any losses of the Company. Therefore, if the Company incurs a loss in any reporting period, losses will not be allocated to the CIC Equity Units in the earnings per share calculation because such an allocation would be antidilutive to common shareholders.

(3)
Effective January 1, 2009, the Company adopted FSP EITF 03-6-1 "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities". Under the guidance in FSP EITF 03-6-1, unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method.  All prior period earnings per share data presented have been adjusted retrospectively.  Under this method, net income available to common shareholders is reduced (i) by earnings distributed to the participating security (e.g. as a dividend) and to the extent the Company has income (ii) by an allocation of undistributed earnings based on the security's participation rights. Because there was no dividend declared on common shares in the first quarter of 2009, no earnings were distributed to the unvested Restricted Stock Units, and these unvested Restricted Stock Units are not deemed to participate in the net loss.

This page is an addendum to the 1Q 2009 Financial Supplement.
MORGAN STANLEY
Segment and Consolidated Income Statement Information
Month Ended December 31, 2008
(unaudited, dollars in millions)

	Institutional Securities	Global Wealth Management	Asset Management	Firm (1)

Revenues:
Investment banking	$177	$21	$3	$198
Principal transactions:
Trading	(1,685)	54	(82)	(1,714)
Investments	(158)	(4)	(43)	(205)
Commissions	129	89	1	215
Asset management, distribution and admin. fees	8	183	157	335
Other	123	15	100	238
Total non-interest revenues	(1,406)	358	136	(933)

Interest and dividends	786	66	12	862
Interest expense	700	15	27	734
Net interest	86	51	(15)	128
Net revenues	(1,320)	409	121	(805)

Total non-interest expenses	701	291	231	1,204

Income / (loss) from continuing operations before taxes	(2,021)	118	(110)	(2,009)
Income tax provision / (benefit) from continuing operations	(728)	45	(42)	(724)
Net income / (loss)	(1,293)	73	(68)	(1,285)
Net income / (loss) applicable to non-controlling interests	-	-	-	3
Net income / (loss) applicable to Morgan Stanley	$(1,293)	$73	$(68)	$(1,288)
Earnings / (loss) applicable to Morgan Stanley common shareholders				$(1,624)

Earnings per basic share:
Income from continuing operations				$(1.62)
Discontinued operations				$-
Earnings per basic share				$(1.62)

Earnings per diluted share:
Income from continuing operations				$(1.62)
Discontinued operations				$-
Earnings per diluted share				$(1.62)

Average common shares outstanding
Basic				1,002,058,928
Diluted				1,002,058,928
Period end common shares outstanding				1,074,497,565

(1)	Total is shown net of intersegment eliminations, which are not presented.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's first quarter earnings press release issued April 22, 2009.